Greenwich Street Series Fund

Prospectus

April 28, 2000







                             Appreciation Portfolio
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Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

Greenwich Street Series Fund consists of 10 separate investment funds, each with its own investment objective and policies. This prospectus relates to one of those funds--the Appreciation Portfolio.
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

                                    Page
----------------------------------------
Investments, risks and performance     2
More on the fund's investments         4
Management                             6
Share transactions                     7
Share price                            7
Dividends, distributions and taxes     8
Financial highlights                   9

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The Manager:

SSB Citi Fund Management LLC (SSB Citi) (successor to SSBC Fund Management Inc.), is the manager of the fund. The manager is an affiliate of Salomon Smith Barney Inc. (Salomon Smith Barney) and a subsidiary of Citigroup Inc. (Citigroup). Citigroup businesses produce a broad range of financial services.

SSB Citi, as manager of the fund, selects investments for the fund.

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

       Investments, risks and performance

Appreciation Portfolio

 Manager
 SSB Citi is the manager

 Portfolio Manager
 Harry D. Cohen (since 1991)
 Mr. Cohen is an investment officer of SSB Citi and a managing director of Salomon Smith Barney
 Investment objective
 Long-term appreciation of capital.

 Principal investment strategies
 The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.
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                   Selection process
                   The manager's investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

                   In selecting individual companies for the fund's portfolio, the manager looks for the following:
                   . Strong or rapidly improving balance sheets
                   . Recognized industry leadership
                   . Effective management teams that exhibit a desire to earn consistent returns for shareholders

                   In addition, the manager considers the following characteristics:
                   . Past growth records
                   . Future earnings prospects
                   . Technological innovation
                   . General market and economic factors
                   . Current yield or potential for dividend growth

                   Generally, companies in the fund's portfolio fall into one of the following categories:
                   . Undervalued companies: companies with assets or earning
                     power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of marked changes in the way they do business (for example, a corporate restructuring).
                   . Growth at a reasonable price: companies with superior
                     demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

                   The manager adjusts the amount held in cash reserves depending on the manager's outlook for the stock market. The manager will increase the fund's allocation to cash when, in the manager's opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

Greenwich Street Series Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . The U.S. stock market declines

 . Large and medium capitalization stocks or growth stocks are temporarily out of favor

 . An adverse event depresses the value of a company's stock

 . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect

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Fund Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"), an unmanaged broad-based index of common stocks. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if those expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.

                                  [BAR GRAPH]

                                % Total Return

1992    1993     1994     1995     1996     1997      1998      1999
----    ----    ------    ----     ----     ----      ----      ----

6.13%   7.03%   -1.12%   28.84%   19.77%   26.39%    19.15%    13.12%

Calendar years ended
December 31

The bar chart shows the fund's performance for each full calendar year since inception.

Quarterly returns:

Highest: 16.91% in 4th quarter 1998
Lowest: (9.65)% in 3rd quarter 1998

                               Risk return table

Average Annual Total Returns
(for the periods ended December 31, 1999)

---------------------------------------
               One    Five   Since
               year   years  inception*
---------------------------------------
Fund           13.12% 21.32%   14.77%
S&P 500 Index  21.03% 28.54%   20.23%
---------------------------------------

* Inception date of 10/16/91
Index comparison begins on October 31, 1991

                                                    Greenwich Street Series Fund

More on the Fund's Investments

Additional investments and investment techniques
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The fund de-     Although the fund intends to be fully invested in equity se-
scribes its      curities, it may invest up to 35% of its total assets in debt
investment ob-   securities and money market instruments for cash management
jective and      or other purposes.
its principal
investment
strategies and
risks under
"Investments,
risks and
performance."

                 The fund may invest up to 10% of its net assets in securities of foreign issuers directly or in the form of American Depos-itory Receipts, European Depository Receipts or similar secu-rities representing interests in common stocks of foreign issuers.

This section
provides addi-
tional infor-
mation about
the fund's in-
vestments and
certain port-
folio manage-
ment tech-
niques the
fund may use.
More informa-
tion about the
fund's invest-
ments and
portfolio man-
agement tech-
niques, some
of which en-
tail risk, is
included in
the statement
of additional
information
(SAI).

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Equity           Equity securities include exchange-traded and over-the-
investments      counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and eq-uity participations.

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Fixed income     Fixed income securities include bonds, notes (including
investments to   structured notes), mortgage-related securities, asset-backed
a limited        securities, convertible securities, Eurodollar and Yankee
extent           dollar instruments, preferred stocks and money market instru-
                 ments. Fixed income securities may be issued by U.S. and for-eign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored en-terprises; state and municipal governments; supranational or-ganizations; and foreign governments and their political sub-divisions. Fixed income securities may have all types of in-terest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                 Mortgage-related securities may be issued by private compa-nies or by agencies of the U.S. government and represent di-rect or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

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                 Credit quality of fixed income securities

                 If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are down-graded below the fund's minimum acceptable credit rating af-ter their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.
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Greenwich Street Series Fund

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                 Below investment grade securities

                 Securities are below investment grade if:

                 . They are rated, respectively, below one of the top four
                   long-term rating categories by all the nationally recognized rating organizations that have rated the securities

                 . They have received comparable short-term ratings, or

                 . They are unrated securities the manager believes are of
                   comparable quality to below investment grade securities


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Derivatives      The fund may, but need not, use derivative contracts, such as
and hedging      futures and options on securities, securities indices or cur-
techniques       rencies; options on these futures; forward currency con-
                 tracts; and interest rate or currency swaps for any of the following purposes:


                 . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                 . As a substitute for buying or selling securities

                 A derivative contract will obligate or entitle a fund to de-liver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can dispropor-tionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not corre-spond accurately to changes in the value of the fund's hold-ings. The other parties to certain derivative contracts pres-ent the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

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Defensive        The fund may depart from its principal investment strategies
investing        in response to adverse market, economic or political condi-
                 tions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

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Portfolio        The fund may engage in active and frequent trading to achieve turnover its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

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                                                    Greenwich Street Series Fund

Management

The manager

SSB Citi, located at 388 Greenwich Street, New York, New York 10013, acts as investment manager to investment companies having aggregate assets as of March 31, 2000 in excess of $134 billion.

SSB Citi is a wholly owned subsidiary of Citigroup. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Management fees

The fund's manager oversees the investment operations of the fund and receives the following fee for these services:

  -----------------------------------------------------------
                                    Actual management fee
                                    paid for the fiscal year
                                    ended December 31, 1999
                                    (as a percentage
                                    of the fund's
   Fund                    Manager  average daily net assets)
  -----------------------------------------------------------
   Appreciation Portfolio  SSB Citi           0.55%
  -----------------------------------------------------------

Administrator

SSB Citi serves as administrator to the fund, performing certain account maintenance and administrative services. As compensation for these services SSB Citi receives a fee equal on an annual basis to 0.20% of the fund's average daily net assets.

Transfer agent and shareholder servicing agent

Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent") to render certain shareholder record keeping and accounting services and functions.

Distributor

Greenwich Street Series Fund has entered into an agreement with CFBDS, Inc. to distribute the fund's shares.

Greenwich Street Series Fund

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable contract separate accounts investing in a fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the board of trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund might be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if in the best interests of the funds' shareholders.

Redemption of shares

The redemption price of the fund's shares will be the net asset value next determined after receipt by the fund of a redemption order from a separate account. The fund will ordinarily pay redemption proceeds within one business day, and must pay redemption proceeds within seven days after receipt of the request in good order, except on a day when the New York Stock Exchange is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.

Share Price

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). If the Exchange closes early, each fund accelerates the calculation of its net asset value to the actual closing time.

The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency, the fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price that security at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.


                                                    Greenwich Street Series Fund

Dividends, Distributions and Taxes

The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding these shares. See the accompanying separate account contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund fails to comply with these special diversification requirements under the Code, the contracts invested in that fund would not be treated as an annuity, endowment or life insurance contracts under the Code.

Greenwich Street Series Fund

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past five years. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended December 31:

                                           Appreciation Portfolio
                                     1999    1998(1)  1997    1996    1995
-----------------------------------------------------------------------------
Net asset value, beginning of year   $21.16  $18.73   $15.86  $14.39  $11.54
-----------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.13    0.27     0.24    0.27    0.23
 Net realized and unrealized gain
 (loss)                                2.62    3.24     3.90    2.60    3.04
-----------------------------------------------------------------------------
Total income (loss) from operations    2.75    3.51     4.14    2.87    3.27
-----------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.16)  (0.22)   (0.21)  (0.25)  (0.21)
 Net realized gains                   (0.36)  (0.86)   (1.06)  (1.15)  (0.21)
-----------------------------------------------------------------------------
Total distributions                   (0.52)  (1.08)   (1.27)  (1.40)  (0.42)
-----------------------------------------------------------------------------
Net asset value, end of year         $23.39  $21.16   $18.73  $15.86  $14.39
-----------------------------------------------------------------------------
Total return                          13.12%  19.15%   26.39%  19.77%  28.84%
-----------------------------------------------------------------------------
Net assets, end of year (millions)   $  529  $  246   $  144  $  101  $   94
-----------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              0.79%   0.80%    0.80%   0.85%   0.97%
 Net investment income                 1.18    1.36     1.68    1.59    1.65
-----------------------------------------------------------------------------
Portfolio turnover rate                  53%     22%      34%     39%     43%
-----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

                                                    Greenwich Street Series Fund

Greenwich Street Series Fund

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact your participating life insurance company representative if you do not want this policy to apply to you.

Statement of additional information. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling 1-800-451-2010 or writing to Greenwich Street Series Fund, 388 Greenwich Street New York, NY 10013.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                             Appreciation Portfolio



(Investment Company Act file no. 811-6310)
L-12410 4/00